EXHIBIT 99.3

CYLINK CORPORATION
PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

         On August 30, 2000, Cylink Corporation (the "Company") completed the acquisition of all of the outstanding stock of Celotek Corporation. ("Celotek"), a company based in Raleigh, North Carolina that develops high-performance Asynchronous Transfer Mode network security appliances in exchange for the issuance of 1,664,000 shares of Cylink common stock valued at $23,431,000, the issuance of options to purchase 307,500 shares of Cylink common shares which vest over 4 years valued at $2,329,000, and net cash of approximately $1,316,000. The aggregate purchase price, including approximately $1,558,000 of transaction costs will be approximately $27,076,000.

         The accompanying unaudited pro forma combined condensed financial statements are presented for illustrative purposes only and are not necessarily indicative of the combined financial position or results of operations which may be reported in future periods or the financial position that actually would have been realized had the Company and Celotek been a combined company during the specified periods, or had the acquisition been consummated on the dates indicated. The unaudited pro forma combined condensed financial statements, including the related notes, are qualified in their entirety by reference to, and should be read in conjunction with, the historical financial statements and related notes of Celotek, included elsewhere in this filing, and the historical financial statements and related notes of the Company contained in the Company's Annual Report on Form 10-K for the year ended December 31, 1999.

         The accompanying unaudited pro forma combined condensed financial statements give effect to the acquisition between the Company and Celotek using the purchase method of accounting. The unaudited pro forma combined condensed financial statements are based on the respective historical consolidated financial statements and related notes of the Company and Celotek. The pro forma adjustments are preliminary and are based on management's estimates of the value of the tangible and intangible assets acquired. In addition, management is in the process of assessing and formulating its integration plans, which may include restructuring actions, the full cost of which has not yet been determined.

         The actual adjustments may differ materially from those presented in these pro forma financial statements. A change in the pro forma adjustments would result in a different allocation of the purchase price which would affect the value assigned to the tangible and intangible assets, or could result in a change to the statement of operations. The effect of these changes on the statement of operations will depend on the nature and amounts of the assets and liabilities adjusted. See the notes to the unaudited pro forma combined condensed financial statements.

         The unaudited pro forma combined condensed balance sheet assumes that the acquisition took place on July 2, 2000, and combines the Company's and Celotek's respective July 2, 2000 balance sheets. The unaudited pro forma combined condensed statements of operations assume the acquisition took place at the beginning of the periods presented and combines the Company's and Celotek's respective statements of operations. Certain reclassifications have been made to Celotek's financial statements to conform to the Company's presentation.

CYLINK CORPORATION
PRO FORMA COMBINED CONDENSED BALANCE SHEET
AS OF JULY 2, 2000
(in thousands, unaudited)

                                                                     Historical                               Pro Forma
                                                             ----------------------  Pro Forma Adjustments     Combined
                                                                Cylink      Celotek   Reference      Amount     Cylink
                                                             ---------    ---------   ---------  ---------    ---------
Assets
Current assets:
   Cash and cash equivalents                                 $  18,907    $   1,182      (a)     $  (1,176)   $  18,913
   Accounts receivable, net                                     19,510        1,026                              20,536
   Inventories                                                  12,998        1,254      (b)           232       14,484
   Deferred income taxes                                         4,371         --                                 4,371
   Other current assets                                          1,911          214                               2,125
                                                             ---------    ---------              ---------    ---------
            Total current assets                                57,697        3,676                              60,429

Restricted Cash                                                  1,400         --                                 1,400
Property and equipment, net                                     10,558        1,733    (a)(b)         (506)      11,785
Acquired technology, goodwill and other intangibles              1,746         --        (b)        20,791       22,537
Notes receivable from employees or former employees              3,284         --                                 3,284
Other assets                                                     1,312          186                   --          1,498
                                                             ---------    ---------              ---------    ---------
                                                             $  75,997    $   5,595              $  19,341    $ 100,933
                                                             =========    =========              =========    =========
Liabilities and Shareholders' Equity
Current liabilities:

   Current portion of lease obligations and long-term debt   $      39    $     139              $                  178
   Accounts payable                                              6,050          660                               6,710
   Accrued liabilities                                           9,858          366      (b)           801       11,025
   Income taxes payable                                          1,030         --                                 1,030
   Deferred revenue                                              3,653          167                               3,820
                                                             ---------    ---------                           ---------
         Total current liabilities                              20,630        1,332                              22,763

Capital lease obligations and long-term debt                       106          209                                 315

Preferred stock                                                   --             13      (b)           (13)        --

Shareholders' equity:
   Common stock                                                    308            7      (b)            10          325
   Additional paid-in capital                                  132,117       12,110      (b)        10,467      154,694
   Deferred compensation related to stock options               (1,421)        (281)     (b)           281       (1,421)
   Accumulated other comprehensive loss                            (51)          (6)     (b)             6          (51)
   Accumulated deficit                                         (75,692)      (7,789)     (b)         7,789      (75,692)
                                                             ---------    ---------              ---------    ---------
            Total shareholders' equity                          55,261        4,041                 18,540       77,855
                                                             ---------    ---------              ---------    ---------
                                                             $  75,997    $   5,595              $  19,341    $ 100,933
                                                             =========    =========              =========    =========


 See notes to unaudited pro forma combined condensed financial statements

CYLINK CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1999
(in thousands, except per share data, unaudited)

                                                                     Historical
                                                             ----------------------  Pro Forma Adjustments    Pro Forma
                                                                Cylink      Celotek   Reference      Amount    Combined
                                                             ---------    ---------   ---------  ---------    ---------

 Revenue                                                     $  59,655    $   3,970      (c)     $  (2,978)   $  60,647
 Cost of revenue                                                19,159        1,177      (c)        (2,978)      17,358
                                                             ---------    ---------              ---------    ---------
 Gross profit                                                   40,496        2,793                     -        43,289
                                                             ---------    ---------              ---------    ---------

 Operating expenses:
    Research and development, net                               16,176        1,825                     -        18,001
    Selling and marketing                                       26,316        1,751                     -        28,067
    General and administrative                                  13,998        4,033                     -        18,031
    Amortization of purchased intangibles                        2,799           -       (d)         3,105        5,904
                                                             ---------    ---------              ---------    ---------
             Total operating expenses                           59,289        7,609                  3,105       70,003
                                                             ---------    ---------              ---------    ---------

 Loss from operations                                          (18,793)      (4,816)                (3,105)     (26,714)

 Other income (expense):
          Interest income, net                                   1,858          199      (f)           (79)       1,978
          Royalty and other income (expense), net                  232            2                     -           234
                                                             ---------    ---------              ---------    ---------
                                                                 2,090          201                    (79)       2,212
                                                             ---------    ---------              ---------    ---------

 Loss from continuing operations before income taxes           (16,703)      (4,615)                (3,184)     (24,502)
 Provision for income taxes                                        174            -                     -           174
                                                             ---------    ---------              ---------    ---------
 Loss from continuing operations                               (16,877)      (4,615)                (3,184)     (24,676)
 Gain on disposal of discontinued operations, net
    of income tax expense of $0                                  2,304                                  -         2,304
                                                             ---------    ---------              ---------    ---------
 Net loss                                                    $ (14,573)   $  (4,615)             $  (3,184)   $ (22,372)
                                                             =========    =========              =========    =========

 Proforma Earnings (loss) per share - basic & diluted:

    Continuing operations                                    $   (0.58)                  (e)                  $   (0.81)
    Discontinued operations                                       0.08                   (e)                       0.08
                                                             ---------                                        ---------
    Net income (loss)                                        $   (0.50)                  (e)                  $   (0.73)
                                                             =========                                        =========

 Shares used in computing proforma basic and
    diluted loss per share                                      29,217                   (e)                     30,612
                                                             =========                                        =========


 See notes to unaudited proforma combined condensed financial statements.

 CYLINK CORPORATION
 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
 FOR THE SIX MONTHS ENDED JULY 2, 2000
 (in thousands, except per share data, unaudited)

                                                                     Historical
                                                             ----------------------  Pro Forma Adjustments    Pro Forma
                                                                Cylink      Celotek   Reference      Amount    Combined
                                                             ---------    ---------   ---------  ---------    ---------

 Revenue                                                     $  35,383    $   4,081      (c)     $  (2,811)   $  36,653
 Cost of revenue                                                12,679        1,181      (c)        (2,811)      11,049
                                                             ---------    ---------              ---------    ---------
 Gross profit                                                   22,704        2,900                      -       25,604
                                                             ---------    ---------              ---------    ---------

 Operating expenses:
    Research and development, net                                9,912        1,296                      -       11,208
    Selling and marketing                                       17,225          995                      -       18,220
    General and administrative                                   7,228        1,693                      -        8,921
    Amortization of purchased intangibles                        1,440            -      (d)         1,553        2,993
                                                             ---------    ---------              ---------    ---------
             Total operating expenses                           35,805        3,984                  1,553       41,342
                                                             ---------    ---------              ---------    ---------

 Loss from operations                                          (13,101)      (1,084)                (1,553)     (15,738)

 Other income (expense):
          Interest income, net                                     827           16      (f)           (40)         803
          Royalty and other income (expense), net                  (66)          14                                 (52)
                                                             ---------    ---------              ---------    ---------
                                                                   761           30                    (40)         751
                                                             ---------    ---------              ---------    ---------

 Net loss                                                    $ (12,340)   $  (1,054)             $  (1,553)   $ (14,987)
                                                             =========    =========              =========    =========
9999999
 Proforma loss per share - basic & diluted:

    Net loss                                                 $   (0.41)                  (e)                  $   (0.48)
                                                             =========                                        =========

 Shares  used in computing proforma basic and
    diluted loss per share                                      30,258                   (e)                     31,390
                                                             =========                                        =========


 See notes to unaudited proforma combined condensed financial statements.

CYLINK CORPORATION
NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

1.   Pro Forma Adjustments

         Certain  pro  forma  adjustments  have  been  made to the  accompanying unaudited pro forma combined condensed financial statements, based on the acquisition of all of the outstanding capital stock of Celotek for 1,664,000 Cylink shares valued at $23,431,000 and the issuance of options to purchase 307,500 shares of Cylink common shares valued at $2,329,000, and net cash of approximately $1,316,000. The aggregate purchase price of approximately $27,076,000 includes transaction costs of approximately $1,558,000, some of which were satisfied through the issuance of Cylink shares.

The unaudited pro forma combined condensed statement of operations for the year ended December 31, 1999 gives effect to the acquisition as if it had occurred at the beginning of the period presented.

         The unaudited pro forma consolidated statement of operations do not include the one time $3,681,000 charge for purchased in process technology from the acquisition, as it is a material non-recurring charge. The charge will be included in the actual consolidated statement of operations of Cylink in the post acquisition statement of operations.

         The following adjustments have been reflected in the unaudited pro forma combined condensed financial statements:

         (a) Reflects the spinoff of certain net assets belonging to Celotek to a newly formed company which were not acquired by Cylink.

         (b) Reflects the elimination of Celotek's shareholders equity, the issuance of Cylink stock to the shareholders of Celotek, adjustments to bring inventory to net realizable value, and the accrual of certain transaction costs. Accordingly, the total purchase price has been allocated to the tangible and intangible assets purchased and liabilities assumed of Celotek based on their relative fair values. The amounts and components of the purchase price, along with the allocation of the purchase price to the net assets acquired are presented below, and are subject to change as acquisition accruals are finalized.

PURCHASE PRICE (in thousands)

Current assets (including cash and cash equivalents of $253)          $  2,732
Property and equipment                                                   1,277
Current technology                                                      12,077
In-process technology                                                    3,681
Goodwill                                                                 7,311
Other intangibles                                                        1,403
Current liabilities                                                     (1,220)
Long-term debt assumed                                                    (185)
                                                                      ---------
                                                                      $ 27,076
                                                                      =========

         (c) Reflects the elimination of intercompany transactions, between the Company and Celotek, that took place during the period presented in the unaudited pro forma combined condensed financial statements.

         (d) Reflects the adjustment to record the amortization of goodwill and other intangibles resulting from the allocation of the purchase price. The pro forma adjustment assumes goodwill and other intangibles will be amortized on a straight-line basis over an estimated useful life of four years for workforce in place, five years for customer base, and seven years for current technologies and goodwill.

         (e) Reflects the issuance of approximately 1,664,000 shares of Cylink to the shareholders of Celotek upon the acquisition, less approximately 270,000 shares held in escrow.

         (f) Reflects the investment income that would have been foregone in making the cash payments facilitating the acquisition.